Exhibit 99.1

The Necessity Retail REIT, Inc. Special Meeting of Stockholders [•], 2023 [•] p.m. This proxy is solicited by the Board of Directors The undersigned stockholder(s) of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), hereby appoint(s) [•] and [•], and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company to be held virtually at [•]. on [•], 2023, commencing at [•] a.m./p.m., Eastern Time, and any and all postponements or adjournments thereof, to cast at such Special Meeting on behalf of the undersigned all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned at such Special Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Special Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction if given, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” Proposals 1, 2 and 3, as more particularly each of described in the proxy statement. (continued and to be signed and dated on the reverse side) P R O X Y C A R D ▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼ PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

1. To approve the merger of RTL and GNL, which will be effected through a merger of RTL with and into Osmosis Sub I, LLC (“REIT Merger Sub”), a wholly owned subsidiary of GNL. 2. To approve, by advisory (non-binding) vote, certain compensation arrangements for RTL's named executive officers in connection with the Proposed Transactions discussed under the sections titled “The Companies—The Combined Company—Potential Conflicts of Interest of Officers and Directors of GNL and RTL” beginning on page [•]. 3. To approve the adjournment of the RTL Special Meeting one or more times if necessary or appropriate to permit, among other things, further solicitation of proxies in favor of the RTL Merger Proposal (the “RTL Adjournment Proposal”). X Please mark vote as in this sample Date: , 2023 Signature Signature (if jointly held) Title(s) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Necessity Retail REIT, Inc. YOUR VOTE IS IMPORTANT. Please take a moment now to vote your shares of The Necessity Retail REIT, Inc. common stock for the upcoming Special Meeting of Stockholders. YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS: Submit your proxy by Internet Please access [•] Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below. Submit your proxy by Telephone Please call toll-free from the U.S. or Canada at [•] on a touch-tone telephone. If outside the U.S. or Canada, call [•]. Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below. CONTROL NUMBER: Submit your proxy by Mail If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the postage paid envelope provided to: The Necessity Retail REIT, Inc., [•] ▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼ You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card. The Board of Directors recommends you vote FOR the following proposals: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN